

Aimco

CREATING VALUE

INVESTOR PRESENTATION

First Quarter 2023

Forward Looking Statement

This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding: Aimco's business strategy, pipeline, and targeted opportunities. Forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief, or expectations. We caution investors not to place undue reliance on any such forward-looking statements.

Words such as "anticipate(s)," "expect(s)," "intend(s)," "plan(s)," "believe(s)," "may," "will," "would," "could," "should," "seek(s)" and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to: (i) the risk that the 2023 plans and goals may not be completed, as expected, in a timely manner or at all, (ii) the inability to recognize the anticipated benefits of the pipeline investments and projects, and (iii) changes in general economic conditions, including, increases in interest rates and other force-majeure events. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained.

Readers should carefully review Aimco's financial statements and the notes thereto, as well as the section entitled "Risk Factors" in Item 1A of Aimco's Annual Report on Form 10-K for the year ended December 31, 2021, and subsequent Quarterly Reports on Form 10-Q and other documents Aimco files from time to time with the SEC. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

These forward-looking statements reflect management's judgment and expectations as of this date, and Aimco assumes no (and disclaims any) obligation to revise or update them to reflect future events or circumstances.

Certain financial and operating measures found herein are used by management and are not defined under accounting principles generally accepted in the United States, or GAAP. These measures are reconciled to the most comparable GAAP measures at the end of this presentation. Definitions can be found in Aimco's Earnings Release and Supplemental Schedules for the quarter ended December 31, 2022.

Wells Fargo Real Estate Securities Conference 2023

Aimco
CREATING VALUE

Since the Dec 2020 Separation

Total Shareholder Return 40.5%

Internally Estimated

NAV >$12/sh

Active Development Projects	
# of Residential Units	1,315
Commercial Space	114K sf
Total Direct Costs of Projects Underway	$815M
2023 Direct Costs of Projects Underway	$165M - $185M
2023 AIV Equity Funding	~$45M
NOI at Stabilization	$55M

SE FL 20% / CO Front Range 9% / DC Metro 65% / Other 7%

Future Development Pipeline	
Potential Residential Units	~ 6,500
Potential Commercial Space	~ 1.7M
Total Potential Cost	> $5B
Total AIV Equity	$500M – $800M
Avg Annual Projects Underway (target)	$1B - $2B
NOI Yield Spreads Above Expected Cap Rates	150 – 200 bps

SE FL 80% / CO Front Range 17% / DC Metro 3%

Stabilized Portfolio	
US Markets	8
# of Residential Units	5,640
Avg Revenue per Apartment	$2,170
New Customer Rent/Income Ratio	19%
2023 Revenue Guidance	+5% - 7%
2023 NOI Guidance	+5% - 7%

NE 49% / SE 24% / Midwest 26% / West Coast 1%

Balance Sheet

- Limited near-term maturities with only $3.5M of debt maturing in 2023
- 98% of Aimco total debt is either fixed-rate or has in place hedges mitigating floating rate exposure
- Favorable mark-to-market on leverage, inclusive of interest hedges of ~$145M

Near Term Capital Allocation

- Complete Active Projects
- Advance Pipeline - Plan for New Starts
- Share Repurchases – In place authorization for 12M shares at YE 2022
- Debt Reduction

Governance

- Highly Regarded and Reconstituted Board
- Opting out of MUTA at 2023 Meeting
- Moving Annual Shareholder meeting from December to June by the 2024 meeting
- Eliminating super-majority voting provisions
- Inaugural Reporting to TCFD in 2022

PRESENTATION OVERVIEW

Key takeaways from the following presentation:

1. **Aimco has created considerable shareholder value since the separation from AIR Communities as evidenced by Total Shareholder Return (TSR), significantly outpacing peers and major indices.**

2. **Aimco has substantial embedded value and growth opportunities in its deep development pipeline, and Aimco will continue to practice disciplined capital allocation and maintain a rock-solid balance sheet.**

3. **Aimco represents a compelling value proposition given the intrinsic value of its platform and its assets relative to the current share price; the Aimco management team and Board remain steadfast in our commitment to actively explore all paths that would allow stockholders to realize the full value of their investment.**

4. **Aimco is an excellent corporate citizen, focused on sustainability and social responsibility, and committed to best-in-class corporate governance.**


Aimco
CREATING VALUE

Aimco
CREATING VALUE

ABOUT AIMCO



AIMCO OVERVIEW

Aimco is a diversified real estate investment company with a 28+ year history of growth and innovation in the multifamily sector. Aimco targets a balanced allocation of investments including value add and opportunistic multifamily real estate, primarily located in Southeast Florida, the Washington D.C. Metro Area, and Colorado's Front Range, plus investment in a geographically diversified portfolio of stabilized apartment communities.

14M sq ft
AIMCO-CONTROLLED INVESTMENT PIPELINE

NYSE: AIV
WHERE AIMCO IS TRADED

$815M
ACTIVE PROJECTS UNDERWAY

6,000+
APARTMENT HOMES



TARGET MARKETS

$55M
PROJECTED STABILIZED NOI FROM ACTIVE PROJECTS

AIMCO MISSION

To make real estate investments, primarily focused on the multifamily sector within targeted U.S. markets where outcomes are enhanced through our human capital and substantial value is created for investors, teammates, and the communities in which we operate.

WHAT WE INVEST IN:

Real estate assets and related businesses. Primarily focused on **Value-Add** investments in the **Multifamily Sector**.

WHERE WE INVEST:

Select **U.S. Markets** where barriers to entry are high, where target customers can be clearly defined, and where **Aimco has a Comparative Advantage** over others in the market; which may include local market knowledge from regional investment teams.

HOW WE INVEST:

Primarily through **Direct Investment In The General Partner Position** with occasional direct limited partner and indirect investments.

AIMCO INVESTMENTS

Aimco couples outsized growth prospects from opportunistic investments with the safety of a stable multifamily portfolio resulting in a nimble platform that can move the needle quickly.

Investment in Value Add and Opportunistic Real Estate

- Provides **outsized growth opportunities** compared to a primarily stabilized apartment portfolio
- Aimco invests where it has the **local knowledge and expertise** that provides a **comparative advantage** over other developers and mitigates execution risk

Maintain a portfolio of Core and Core Plus Real Estate

- Provides **stability and safety** compared to a pure development portfolio
- Aimco's **diversified portfolio** of apartments in major U.S. markets provides additional **certainty of performance** through local economic cycles

Select Alternative Investments

- Originated by Aimco Predecessor
- Aimco plans to **significantly reduce capital allocated** to these investments



Current Allocation

Aimco
CREATING VALUE

Aimco
CREATING VALUE

ACCOMPLISHMENTS:

EXECUTING ON AIMCO STRATEGY



EXECUTING ON STRATEGY


Since Separation (1)
New Aimco's Relative Outperformance
40.5%
34%
12%
18%
36%
23%
6%
28%
22%
4%
17%
AIV
Peer Group
FTSE Apartment Equity Index
MSCI U.S. REIT Index
Russell 2000
S&P 500

Aimco has created substantial value for shareholders by executing its plan focused on:

- ✓ **Maximizing Real Estate Investment Performance**
- ✓ **Prudent and Opportunistic Capital Allocation**
- ✓ **Maintaining a Strong Balance Sheet and Accessing Capital Markets**
- ✓ **Accelerated Independence from AIR**

[1] Performance measured from the start of when-issued trading on December 14, 2020, through February 14, 2023.
Peer Group includes AHH, CLPR, CSR, ELME, FOR, FPH, HHC, IRT, JBGS, JOE, STRS, TRC, and VRE; represents simple average

EXECUTING ON STRATEGY

REAL ESTATE INVESTMENTS

Developments and Redevelopments Completed and Monetized in 2022



Flamingo Point North
366-Unit Major Redevelopment



The Fremont
256-Unit Development



Prism
136-Unit Development



707 Leahy
110-Unit Major Redevelopment

Current Active Developments and Redevelopments



The Benson Hotel & Faculty Club
106-Key Placemaking Development



Oak Shore
24-Home Single Family Rental Development



The Hamilton
276-Unit Major Redevelopment



Upton Place
689-Unit Mixed Use Development



Strathmore Square
220-Unit Phase I Development

EXECUTING ON STRATEGY

REAL ESTATE INVESTMENTS

Active Project Summaries

As of 4Q 2022 (dollars in millions) (unaudited)

	Number of units approved for development or redevelopment	Land Cost/ Leasehold Value	Direct Investment			Expected NOI Stabilization [3]
			Planned	To-Date	Remaining	
The Benson Hotel and Faculty Club	106	$ 6.2	$ 63.8	$ 56.1	$ 7.7	4Q 2026
Upton Place [1]	689	92.8	245.0	141.5	103.5	4Q 2026
The Hamilton	276	67.1	97.6	90.6	7.0	3Q 2024
Strathmore Square [2]	220	24.9	164.0	31.3	132.7	4Q 2026
Oak Shore	24	6.1	47.1	19.2	27.9	2Q 2025
Subtotal	**1,315**	**$ 197.0**	**$ 617.5**	**$ 338.8**	**$ 278.7**	

[1] Planned direct investment for Upton Place at Aimco's 90% share is $221 million.
[2] Planned direct investment for Strathmore Square at Aimco's 95% share is $156 million. Aimco expects a total equity investment of $31.5 million.
[3] Timing of stabilization is subject to change and is based on the best estimate at this time.

$279 million of additional capital necessary to complete active projects a majority of which will be drawn on in place construction loan financing with capped interest rate exposure

Current active projects are expected to produce $55 million of NOI when stabilized

REAL ESTATE INVESTMENTS

Select Stabilized Operating Communities



Plantation Gardens
372 Units – Plantation, FL



Elm Creek
400 Units – Elmhurst, IL



Hillmeade
288 Units – Nashville, TN



Hyde Park Tower
155 Units – Chicago, IL



Royal Crest Estates (Nashua)
902 Units – Nashua, NH



1045 on the Park
30 Units – Atlanta, GA



Royal Crest Estates (Marlboro)
473 Units – Marlborough, MA



Willow Bend
328 Units – Rolling Meadows, IL



Wexford Village
264 Units – Worcester, MA



Evanston Place
190 Units – Evanston, IL

EXECUTING ON STRATEGY

REAL ESTATE PORTFOLIO

Aimco owns a portfolio of 20 stabilized apartment communities with 5,542 apartment homes diversified by geography and price point.

PORTFOLIO STATS

64% / 26% / 10%
Class B / Class C+ / Class A

19.2%
4Q Rent-to-Income Ratio

$2,170
4Q Avg Monthly Revenue per Home

2022 RESULTS

97.4%
Average Daily Occupancy

10.6%
Revenue Growth

14.2%
NOI Growth

2023 OUTLOOK

5% - 7%
Stabilized Revenue Growth

5.25% - 7.25%
Stabilized Expense Growth

5% - 7%
Stabilized NOI Growth

Source: Real Page, Green Street, and Company Records
Class A refers to apartment communities with rents >120% of local market average
Class B refers to apartment communities with rents between 90% and 120% of local market average
Class C refers to apartment communities with rents less than 90% of local market average

Aimco
CREATING VALUE

EXECUTING ON STRATEGY

PRUDENT AND OPPORTUNISTIC CAPITAL ALLOCATION

SOURCED CAPITAL FROM

$1Bn of Asset Dispositions at Favorable Pricing

- **$669M** of **leasehold development assets monetized** at more than $750k per unit
- **$284M** from the **sale of four assets** at a premium to our internal NAV estimate and by **selling a partial interest in our passive IQHQ investment**, generating >50% IRR

Accessed the Capital Markets

- Raised **~$600M** of fixed rate non-recourse property debt, now with **$780M** locked in **significantly below today's potential refinancing levels**
- **$360M** of **programmatic capital** with the Alaska Permanent Fund Corporation to fund up to **$1Bn** of Aimco led multifamily development projects with third party management fees and potential for incentive income to add to existing JVs

USED CAPITAL TO

Expand Investment Pipeline

- Aimco **tripled** its **investment pipeline** following the separation from AIR and now has the opportunity to develop **14 million square feet**

Fortify Aimco's Balance Sheet

- **$1Bn** of near-term liabilities **retired or refinanced**, eliminating substantially all floating rate exposure

Return Capital to Shareholders

- **>4.2M shares repurchased** at ~$7.25 per share in 2022 and 2023

SIMPLIFYING THE RELATIONSHIP WITH AIR

Since the separation in December 2020, Aimco has simplified the relationship with AIR through the early repayment of the $534 million purchase money note, the reduction of leasehold liabilities from $469 million down to $6.1 million, and the amendment of key provisions of the master leasing agreement with AIR.

AIR Transition / Relationship Items	Separation	Now
Notes Payable to AIR	$534M @ 5.2% due Jan 2024	Paid in full
AIR Lease Liabilities	Four leases for $469M	One lease for $6.1M
Purchase option/ROFO	Purchase option on any stabilized asset Aimco brings into its portfolio	Right of first offer on any development or redevelopment that Aimco chooses to bring to market within one year from its stabilization
Reimbursements and Consulting Services	~$6M per year for consulting with respect to strategic growth, direction, and advice	Expired 12/31/2022

Aimco maintains less material contracts with AIR such as property management and administrative services.



EXECUTING ON STRATEGY

IMPROVING THE BALANCE SHEET



Since the separation from AIR, Aimco proactively fortified its balance sheet ahead of what appeared to be worsening conditions in the debt markets.

As of December 31, 2022, Aimco had:

- ✓ **Reduced leverage maturing** through 2024 by $1Bn - with only $3.5M of property debt maturing in 2023 and
- ✓ **Lowered total leverage**[1] from $1.5Bn[2] to $1.1Bn
- ✓ **Limited interest rate exposure**, with 98% of Aimco total debt either fixed-rate or with rate caps mitigating floating rate exposure
- ✓ **Nearly doubled its weighed average term to maturity**
- ✓ A **favorable mark-to-market** on its fixed rate leverage, including the fair value of interest hedges, of ~$145M

[1] Total leverage includes property-level debt and AIR lease liabilities.
[2] Calculated post-separation as of 1/1/2021.

Aimco
CREATING VALUE

PLAN:

OPTIMIZING GROWTH



OPTIMIZING GROWTH

ALLOCATE AIMCO CAPITAL ACCRETIVELY

INVEST CAPITAL PRUDENTLY
balancing growth, opportunistic share repurchases, while maintaining balance sheet stability

DEVELOPMENT FUNDING
selectively advance pipeline projects

RETURN OF CAPITAL TO SHAREHOLDERS
share repurchases and dividend payments

DEBT REDUCTION
providing reduced costs and optionality

OPTIMIZING GROWTH

AIMCO TARGET ALLOCATION BY SEGMENT & SECTOR


80%
70%
60%
50%
40%
30%
20%
10%
0%
Current
Target
Value Add & Opportunistic Real Estate
Core & Core Plus Real Estate
Alternative Investments
Cash, Hedges, & Other Net Assets



	Approximate Current Allocation	Target Allocation	Target Leverage	Avg. Annualized Project-Level Return on Equity [2]
Value Add & Opportunistic Real Estate	35%	40% - 60%	65%	~18%
Core & Core Plus Real Estate [1]	45%	35% - 45%	50%	~9%
Alternative Investments	10%	0% - 5%	0%	~15%
Cash, Hedges, & Other Net Assets	10%	5% - 10%	0%	0%
Total Expected Annualized Returns on Equity				**12% -16%**

Aimco
CREATING VALUE

[1] Includes covered land, or properties that earn a current return as we wait for the land to appreciate and timing to be right for redevelopment or monetization.
[2] Individual project-level return on equity is subject to specific investment risk profiles and market dynamics, a range of outcomes is likely.

OPTIMIZING GROWTH

SIMPLIFYING THROUGH GEOGRAPHIC FOCUS

Aimco will focus new investment activity within three target markets where fundamentals are sound, the opportunity set is large and Aimco has local market expertise offering a comparative advantage.

Washington D.C. Metro Area
Population 6.4 million

Green Street Market Score: **A-**

Median household income:	$110k (1.5x US)
Median home value:	$498k (1.5x US)
Educational attainment:	53.4% (1.5x US)



Colorado's Front Range
Population 3.0 million

Green Street Market Score: **A**

Median household income:	$91k (1.3x US)
Median home value:	$520k (1.8x US)
Educational attainment:	47.8% (1.4x US)



Southeast Florida
Population 6.1 million

Green Street Market Score: **A-**

Median household income:	$64k (0.9x US)
Median home value:	$363k (1.3x US)
Educational attainment:	35.3% (1.0x US)



Source: U.S. Census Bureau 2021 MSA Data, Green Street Market Score (D.C. Metro, Denver, and the average of Miami and Fort Lauderdale)

OPTIMIZING GROWTH

EXECUTE ON PIPELINE INVESTMENTS

Aimco controls a robust pipeline with opportunity for significant value creation.

The total development cost at full completion could exceed **$5 billion**.

Aimco expects to fund pipeline development projects with 50% - 60% loan-to-cost construction loans, **Aimco equity of 10% to 15% of the total development cost**, with the remaining costs funded with Co-GP and/or LP equity.

In the aggregate, **Aimco's equity currently embedded in these pipeline assets exceeds the Aimco equity required to fund construction of the pipeline in full**. In addition, annual pipeline carry costs (exclusive of incremental investment) are minimal at approximately $2 million.



Benson Hotel and Faculty Club
Flying Horse
Fitzsimons 4
Bioscience 4
Fitzsimons add'l phases
Upton Place
Strathmore Phase 1
Strathmore Phase 2
Oak Shore
The Hamilton
Hamilton House
3333 Biscayne
300 Broward
One Edgewater
200 Broward
Flagler Village Phase 1
Flagler Village add'l phases
Brickell Assemblage
Aimco Investments
Aimco Target Markets

See Appendix pages 35-40 for additional details.

Aimco
CREATING VALUE

PIPELINE INVESTMENTS

Pipeline Project Summaries

As of Feb 2023 (unaudited)

Project Location	Project Name / Description	Acreage	Estimated / Currently Planned Gross Sq Ft	Multifamily Units	Leasable Commercial Sq Ft	Earliest Vertical Construction Start
Southeast Florida						
556-640 NE 34th Street (Miami)	Hamilton House	1.10	830,000	241	5,000	1Q 2024
3333 Biscayne Boulevard (Miami)	3333 Biscayne	2.80	1,760,000	650	176,000	1Q 2024
300 Broward Boulevard (Fort Lauderdale)	300 Broward	2.31	1,700,000	935	40,000	1Q 2024
510-532 NE 34th Street (Miami)	One Edgewater	0.50	533,000	204	—	3Q 2024
200 Broward Boulevard (Fort Lauderdale)	200 Broward	1.08	725,000	380	20,000	3Q 2024
901 N Federal Highway (Fort Lauderdale)	Flagler Village Phase I	4.60	1,315,000	455	200,000	4Q 2024
902 N Federal Highway (Fort Lauderdale)	Flagler Village Phase II	1.10	315,000	300	—	4Q 2026
NE 9th Street & NE 5th Avenue (Fort Lauderdale)	Flagler Village Phase III	1.70	400,000	300	—	4Q 2027
1001-1111 Brickell Bay Drive (Miami)	Brickell Assemblage	4.25	3,200,000	1,500	500,000	2Q 2027
NE 9th Street & NE 5th Avenue (Fort Lauderdale)	Flagler Village Phase IV	1.40	400,000	300	—	4Q 2028
Washington D.C. Metro Area						
5300 Block of Tuckerman Lane (Bethesda)	Strathmore Square Phase II	1.35	525,000	399	11,000	2Q 2024
Colorado's Front Range						
1765 Silversmith Road (Colorado Springs)	Flying Horse	7.45	300,000	95	—	1Q 2024
E 23rd Avenue & N Scranton Street (Aurora)	Fitzsimons 4	1.77	415,000	285	—	2Q 2024
E 23rd Avenue & N Scranton Street (Aurora)	Bioscience 4	1.53	232,000	—	225,000	2Q 2024
E 22nd Avenue & N Scranton Street (Aurora)	Fitzsimons 2	2.29	390,000	275	—	1Q 2025
E 23rd Avenue & N Scranton Street (Aurora)	Bioscience 5	1.22	230,000	—	190,000	2Q 2026
E 23rd Avenue & Uvalda (Aurora)	Fitzsimons 3	1.11	400,000	225	—	1Q 2027
E 23rd Avenue & N Scranton Street (Aurora)	Bioscience 6	2.04	385,000	—	315,000	2Q 2028
Total Future Pipeline		**39.60**	**14,055,000**	**6,544**	**1,682,000**	

UTILIZING 3rd PARTY EQUITY TO FUND PROJECTS AND SCALE

BALANCE INCREMENTAL FINANCIAL LEVERAGE WITH DIVERSIFICATION OF AIMCO CAPITAL

Aimco plans to diversify its capital invested and limit the incremental amount of Aimco capital needed, by using 3rd party equity sourced from JV partners and construction debt to fund the build out of its investment pipeline when conditions are right.

Aimco expects to monetize certain developments when prudent and retain ownership of phased developments.

Hypothetical Project Example	Aimco 100% of Development Equity	Aimco 20% GP with 80% LP Capital
Uses		
Amico Land Basis	$35	$35
Development Costs	$180	$180
Development Fee (3%)	$5	$5
Closing Costs (2%)	$4	$4
Accrued Interest	$16	$16
Total Development Cost	**$240**	**$240**
Sources		
Construction Debt (50% LTC)	$120	$120
Aimco Equity	$120	$24
3rd Party Equity	N/A	$96
Total Sources	**$240**	**$240**
Return on Equity		
NOI During Hold Period	$14	$14
Stabilized Value	$307	$307
Construction Debt Payoff	($121)	($121)
Total Proceeds / Equity Value	**$201**	**$201**
LP Partner Value / Proceeds	N/A	$146
LP Partner Multiple on Equity	N/A	1.5x
LP Levered IRR	N/A	18.0%
Aimco Pro Rata Development Fee	N/A	$4
Aimco Pro Rata Return Distribution	N/A	$40
Aimco Promoted Distribution	N/A	$9
Aimco Total Proceeds	**$201**	**$53**
Multiple on Aimco Equity	**1.6x**	**2.2x**
Levered IRR to Aimco	**20.9%**	**35.1%**

Aimco
CREATING VALUE

INVESTMENT THESIS:

VALUE PROPOSITION


Ted's Bar & Grill

VALUE PROPOSITION

SHARE PRICE RELATIVE TO NAV

Aimco provides a significant value proposition given the intrinsic value of its platform and its assets relative to the current share price.

While there have been puts and takes throughout 2022, our NAV (excluding future value creation) is estimated to exceed the **$12/sh** published during 1Q22.

Aimco's 50-day moving average = $7.62 per share[1]

The management team and Board remain steadfast in our commitment to actively explore all paths that would allow stockholders to realize the full value of their investment. This effort is being led by Pat Gibson, the Chairwoman of Aimco's Investment Committee, who has considerable experience in the areas of real estate finance, transactions, and capital markets.


Month End Share Price Since Separation
$14
$13
$12
$11
$10
$9
$8
$7
$6
$5
$4
NAV Estimate[2]
12/31/2020
2/28/2021
4/30/2021
6/30/2021
8/31/2021
10/31/2021
12/31/2021
2/28/2022
4/30/2022
6/30/2022
8/31/2022
10/31/2022
12/31/2022

[1] Source: NYSE as of 02/10/2023
[2] Previous forecast of 2022 year end NAV per share published during 1Q 2022 including developments at cost.

Aimco
CREATING VALUE

ESG:

EXCELLENT CORPORATE CITIZENSHIP



EXCELLENT CORPORATE CITIZENSHIP

ENVIRONMENTAL STEWARDSHIP: COMMITMENT TO CONSERVATION & SUSTAINABILITY

BUILDING COMMUNITIES THROUGH DESIGN AND PLANNING

LEED GOLD 2021 · LEED SILVER 2021 · fitwel

Every development and redevelopment project is built with conservation, sustainability, resilience, and climate-related risks and opportunities in mind. Further, we have implemented a number of measures throughout our portfolio to reduce our environmental footprint, including innovative technologies.

- KEYLESS ENTRY
- LED LIGHTING
- RESIDENT & OFFICE RECYCLING
- SMART THERMOSTATS
- WATER SENSORS

Inaugural Reporting to **Task Force on Climate-Related Financial Disclosures (TCFD)** in 2022 Corporate Responsibility Report

In 2022, Aimco conducted **climate-risk assessments** for each of its assets and land and building acquisitions.

EXCELLENT CORPORATE CITIZENSHIP

ENVIRONMENTAL STEWARDSHIP: CASE STUDY

REDEVELOPMENT OF THE HAMILTON IN MIAMI, FL

- Retained the building's original footprint, significantly reducing construction waste
- Converted enclosed atrium to an open-air lobby with extensive plantings
- Waterproofed building using high impact glass throughout the building
- Installed modernized fixtures and systems; including, low–flow plumbing fixtures to increase water conservation and LED lighting, high efficiency appliances and HVAC units to reduce energy usage
- Waterproofed the existing below-grade parking garage and proactively wired it for EV charging
- Installed native landscaping
- Rebuilt the property's sea wall to provide protection for weather events including long-term sea-level rise and creating a habitat for marine life


THE HAMILTON
MIAMI, FL

Aimco
CREATING VALUE

EXCELLENT CORPORATE CITIZENSHIP

SOCIAL RESPONSIBILITY: COMMITMENT TO OUR TEAMMATES, CUSTOMERS & COMMUNITIES

INVESTMENTS IN TEAMMATES & COMPANY CULTURE...

- Workplace flexibility
- Parental leave – 16 weeks paid leave
- Healthy work environments

...SHOWING TANGIBLE RESULTS

HIGHLY ENGAGED TEAM

★★★★☆ **Record 4.52 (out of 5 stars)** team engagement for 2022: 92% employee response rate

South Florida Business Journal's HEALTHIEST EMPLOYERS 2022

2022 Metro Denver's HEALTHIEST EMPLOYERS

Washington D.C. Metro HEALTHIEST EMPLOYERS

SUPPORTING OUR COMMUNITIES WITH PARTNERSHIPS, OPPORTUNITIES FOR TEAMMATES TO VOLUNTEER

- Providing teammates with 15 hours of paid volunteer hours through Aimco Cares
- Partnership with Camillus House in 2022, pledging $1M over four years for expansion of Camillus House's workforce development programs

Aimco Cares

Camillus House

A WORKFORCE RICH WITH DIVERSE BACKGROUNDS, PERSPECTIVES LEADS TO IMPROVED OUTCOMES

AIMCO'S HUMAN CAPITAL COMPOSITION AT A GLANCE



67% Women in executive management

43% Women and racial/ethnic minorities in senior leadership positions (all officers)

53% Women and racial/ethnic minorities company-wide

EXCELLENT CORPORATE CITIZENSHIP

STRONG GOVERNANCE: HIGHLY REGARDED AND RECONSTITUTED BOARD

Eight of nine Aimco directors are independent, seven of which were appointed in Dec 2020 or more recently



Quincy L. Allen
CO-FOUNDER AND MANAGING PARTNER, ARC CAPITAL PARTNERS
Appointed 2020



Patricia L. Gibson
FOUNDING PRINCIPAL AND CEO, BANNER OAK CAPITAL PARTNERS
Appointed 2020



Jay Paul Leupp
CO-FOUNDER, MANAGING PARTNER AND SENIOR PORTFOLIO MANAGER, REAL ESTATE SECURITIES, TERRA FIRMA ASSET MANAGEMENT
Appointed 2020



Robert A. Miller
PRESIDENT, RAMCO ADVISORS LLC
Appointed 2007



Wesley Powell
PRESIDENT, CHIEF EXECUTIVE OFFICER
Appointed 2020



Deborah Smith
CO-FOUNDER AND CEO, THE CENTERCAP GROUP
Appointed 2021



R. Dary Stone
CEO, R. D. STONE INTERESTS
Appointed 2020



James P. Sullivan
FORMER PRESIDENT GREEN STREET ADVISORY GROUP
Appointed 2022



Kirk A. Sykes
CO-MANAGING PARTNER, ACCORDIA PARTNERS, LLC
Appointed 2020

EXCELLENT CORPORATE CITIZENSHIP

COMMITTED TO BEST-IN-CLASS GOVERNANCE

In November 2022, Aimco's Board of Directors announced the commitment to shareholder friendly governance enhancements:

✓ **Opt Out of MUTA:** The Aimco Board will, prior to the 2023 annual meeting, opt out of the provisions of the Maryland Unsolicited Takeover Act, or MUTA, including those that would otherwise allow it to re-classify the Board without the approval of stockholders.

✓ **Declassify the Board in 2023**

✓ **Transition Timing of the Annual Meeting Date:** The Board will move the date of the Company's annual meeting so the 2024 annual meeting will be held by the end of the second quarter of 2024. The Board intends to hold the 2023 annual meeting by the end of the third quarter of 2023.

✓ **Ask Aimco's stockholders to Approve Certain Charter Amendments to Eliminate Super-Majority Requirements and Expand Stockholder Rights to Replace Directors:**

- Lower the threshold required for stockholders to amend all portions of Aimco's Bylaws to a simple majority of shares outstanding; and
- Lower the threshold for stockholders to remove directors to a simple majority of shares outstanding, eliminate the requirement that such removal be for "cause", and allow shareholders to appoint directors to fill vacancies arising out of removals by stockholders.

✓ **Amend Aimco's Bylaws to Lower Threshold for Stockholders to Call a Special Meeting to 15%** and also allow stockholders to amend the Bylaws to set the size or range of the size of the Board (but to no fewer than three directors).

Aimco
CREATING VALUE

APPENDIX



SENIOR LEADERSHIP TEAM



Jennifer Johnson

EVP, CHIEF ADMINISTRATIVE OFFICER, GENERAL COUNSEL

18 Years with Aimco



Wes Powell

PRESIDENT & CHIEF EXECUTIVE OFFICER

19 Years with Aimco



Lynn Stanfield

EVP & CHIEF FINANCIAL OFFICER

21 Years with Aimco



Lee Hodges

SENIOR VICE PRESIDENT SOUTHEAST REGION

7 Years with Aimco

Previously with:
Peebles Development
The Related Group



Matt Konrad

SVP EASTERN REGION & NATIONAL TRANSACTIONS

5 Years with Aimco

Previously with:
Brandywine Realty
Akridge



Elizabeth (Tizzie) Likovich

SENIOR VICE PRESIDENT CENTRAL REGION

2 Year with Aimco

Previously with:
UDR
Wells Fargo



Tom Marchant

SENIOR VICE PRESIDENT ACCOUNTING, TAX, & FP&A

8 Years with Aimco

Previously with:
Extra Space Storage
Deloitte



John Nicholson

SENIOR VICE PRESIDENT DEBT & CAPITAL MARKETS

18 Years with Aimco



Derek Ullian

SENIOR VICE PRESIDENT WESTERN REGION

6 Years with Aimco

Previously with:
Benchmark RE Group
Hellmuth, Obata + Kassabaum

PIPELINE DETAILS

BRICKELL ASSEMBLAGE
MIAMI / FL

- Acres: 4.25
- GSF of Development: ~3,000,000
- Green Street Submarket Grade: A+
- Aimco's Financial Interest: Aimco is sole owner of Yacht Club Apartments and 1001 Brickell Bay Drive.



PIPELINE DETAILS

EDGEWATER ASSEMBLAGE

MIAMI / FL

- Acres: 8.3
- GSF of Development: ~2,300,000
- Green Street Submarket Grade: A-
- Aimco's Financial Interest: Aimco is sole owner of The Hamilton and the adjacent land which can accommodate ~1.3M sf. Aimco has a 20% interest in the remaining assemblage.



PIPELINE DETAILS

FLAGLER VILLAGE

FORT LAUDERDALE / FL

- Acres: 8.8
- GSF of Development: ~3,000,000
- Green Street Submarket Grade: A-
- Aimco's Financial Interest: Aimco is the sole owner.



PIPELINE DETAILS

BROWARD

FORT LAUDERDALE / FL

- Acres: 3.4
- GSF of Development: ~2,100,000
- Green Street Submarket Grade: A-
- Aimco's Financial Interest: Aimco owns 51% of the venture.


SOLD
Dec 2022

PIPELINE DETAILS

STRATHMORE SQUARE

BETHESDA / MD

- Acres: 1.4
- GSF of Development: 525,000
- Green Street Submarket Grade: A++
- Aimco's Financial Interest: Aimco has a 50% interest in the first two of six phases of development with options to increase participation.


Grosvenor-Strathmore

PIPELINE DETAILS

FITZSIMONS

ANSCHUTZ MEDICAL CAMPUS
AURORA / CO

- Acres: 10.0
- GSF of Development: ~2,100,000
- Green Street Submarket Grade: B+
- Aimco's Financial Interest: Aimco is the sole owner of options to purchase the only multifamily parcels on the campus. Aimco recently entered an option agreement for the long-term lease of land for commercial life science development.



ASSET LIST

Operating Apartment Communities

Property Name	Location	Apartment Homes
118-122 West 23rd Street	New York, NY	42
173 E. 90th Street	New York, NY	72
237-239 Ninth Avenue	New York, NY	36
1045 on the Park Apartments Homes	Atlanta, GA	30
2200 Grace	Lombard, IL	72
Bank Lofts	Denver, CO	125
Bluffs at Pacifica, The	Pacifica, CA	64
Eldridge Townhomes	Elmhurst, IL	58
Elm Creek	Elmhurst, IL	400
Evanston Place	Evanston, IL	190
Hillmeade	Nashville, TN	288
Hyde Park Tower	Chicago, IL	155
Plantation Gardens	Plantation ,FL	372
Royal Crest Estates	Warwick, RI	492
Royal Crest Estates	Nashua, NH	902
Royal Crest Estates	Marlborough, MA	473
Waterford Village	Bridgewater, MA	588
Wexford Village	Worcester, MA	264
Willow Bend	Rolling Meadows, IL	328
Yacht Club at Brickell	Miami, FL	357
Yorktown Apartments	Lombard, IL	292

Partnership Owned

Casa del Hermosa	La Jolla, CA	41
Casa del Mar	La Jolla, CA	30
Casa del Norte	La Jolla, CA	34
Casa del Sur	La Jolla, CA	37
St. George Villas	St. George, SC	40

Operating Office Building

Property Name	Location	Square Feet
1001 Brickell Bay Drive	Miami, FL	300k

Active Projects

Property Name	Location	Approved Units
The Benson Hotel & faculty Club	Aurora, CO	106
The Hamilton	Miami, FL	276
Oak Shore	Corte Madera, CA	24
Upton Place	Washington, DC	689
Strathmore Square Phase 1	Bethesda, MD	220

Development Land

Property Name	Location	Acres
Brickell Assemblage	Miami, FL	4.25
200 Broward	Fort Lauderdale, FL	1.1
300 Broward	Fort Lauderdale, FL	2.3
Hamilton House	Miami, FL	1.1
One Edgewater	Miami, FL	0.5
3333 Biscayne	Miami, FL	2.8
Fitzsimons	Aurora, CO	5.2
Flagler Village Parcel 1	Fort Lauderdale, FL	5.7
Flagler Village Parcels 2 & 3	Fort Lauderdale, FL	3.1
Flying Horse	Colorado Springs, CO	7.5
Strathmore Square Phase 2	Bethesda, MD	1.4
Bioscience	Aurora, CO	4.8

Alternative Investments

Investment Name	Investment Type
IQHQ	Passive Equity
Parkmerced	Mezzanine Loan
RE Tech Funds	Passive Equity

PROPERTY NET OPERATING INCOME (NOI): NOI is defined by Aimco as total property rental and other property revenues less direct property operating expenses, including real estate taxes. NOI does not include: property management revenues, primarily from affiliates; casualties; property management expenses; depreciation; or interest expense. NOI is helpful because it helps both investors and management to understand the operating performance of real estate excluding costs associated with decisions about acquisition pricing, overhead allocations, and financing arrangements. NOI is also considered by many in the real estate industry to be a useful measure for determining the value of real estate. Reconciliations of NOI as presented in this report to Aimco's consolidated GAAP amounts are provided below.

Due to the diversity of its economic ownership interests in its apartment communities in the periods presented, Aimco evaluates the performance of the apartment communities in its segments using Property NOI, which represents the NOI for the apartment communities that Aimco consolidates and excludes apartment communities that it does not consolidate. Property NOI is defined as rental and other property revenue less property operating expenses. In its evaluation of community results, Aimco excludes utility cost reimbursement from rental and other property revenues and reflects such amount as a reduction of the related utility expense within property operating expenses. The following table presents the reconciliation of GAAP rental and other property revenue to the revenues before utility reimbursements and GAAP property operating expenses to expenses, net of utility reimbursements as presented on Supplemental Schedule 6 of Aimco's Fourth Quarter 2022 Earnings Release and Supplemental Schedules.

Segment NOI Reconciliation

	Twelve Months Ended (in thousands)			
	December 31, 2022		December 31, 2021	
Total Real Estate Operations	**Revenues, Before Utility Reimbursements [1]**	**Expenses, Net of Utility Reimbursements**	**Revenues, Before Utility Reimbursements [1]**	**Expenses, Net of Utility Reimbursements**
Total (per consolidated statements of operations)	$ 190,344	$ 71,792	$ 169,836	$ 67,613
Adjustment: Utilities reimbursement	(5,769)	(5,769)	(5,041)	(5,041)
Adjustment: Other Real Estate	(18,030)	(5,560)	(14,559)	(4,405)
Adjustment: Non-stabilized and other amounts not allocated [2]	(31,390)	(19,678)	(27,997)	(18,587)
Total Stabilized Operating (per Schedule 6)	$ 135,155	$ 40,785	$ 122,239	$ 39,580